Exhibit 99.2

                       NOTICE OF GUARANTEED DELIVERY


                                    FOR


                    FISHER SCIENTIFIC INTERNATIONAL INC.

         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Fisher Scientific International Inc. (the "Company") made pursuant to the Prospectus, dated , 2002 (the "Prospectus"), if certificates for the outstanding 8 1/8% Senior Subordinated Notes due 2012 of the Company (the "Original Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach J.P. Morgan Trust Company, National Association, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.


              J.P. Morgan Trust Company, National Association

 Delivery To: J.P. Morgan Trust Company, National Association, Exchange Agent

                      By Registered or Certified Mail:
                        Institutional Trust Services
                               P.O. Box 2320
                          Dallas, Texas 75221-2320
                        Attention: Reorg Department

                         By Hand Before 4:30 p.m.:
                        Institutional Trust Services
                          55 Water Street Room 234
                             Windows 20 and 21
                          New York, New York 10041

                           By Overnight Courier:
                        Institutional Trust Services
                        2001 Bryan Street, 9th Floor
                            Dallas, Texas 75201
                        Attention: Reorg Department

                           For Information Call:
                               (800) 275-2048

                         By Facsimile Transmission
                     (for Eligible Institutions only):
                               (214) 468-6494
                           Confirm by Telephone:
                               (800) 275-2048

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.




Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange
Offer--Guaranteed Delivery Procedures" section of the Prospectus.

         This Notice of Guaranteed Delivery must be signed by the holder(s) of Original Notes as their name(s) appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.


Principal Amount of Original Notes Tendered:*

$____________________________________________
Certificate Nos. (if available):

If Original Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.


Total Principal Amount Represented by
Original Notes Certificate(s):
$___________________________________________

Account Number______________________________



--------
* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.



                                               PLEASE SIGN HERE

-------------------------------------------------          --------------------------------------------------

Principal Amount at Maturity of Orignal                                       Please Sign Here
Notes Tendered:* _______________________________            X________________________________________________
________________________________________________
Certificate Nos. (if available):                            X________________________________________________
                                                            Signature(s) of Owner(s) or Authorized
                                                            Signatory

If Original Notes will be delivered by book-
entry transfer to the Depository Trust                      Date_____________________________________________
Company, provide account number.
                                                            Area Code and Telephone Number:
                                                            _________________________________________________

Total Principal Amount at Maturity Represented                    Please Print Name(s) and Address(es)
by Original Notes Certificate(s):                           Name(s): ________________________________________

$_______________________________________________


Account Number _________________________________            Capacity:________________________________________


Must be in denominations of principal amount at             Address(es):_____________________________________
maturity of $1,000 and any integral multiple                _________________________________________________
thereof.                                                    _________________________________________________

-------------------------------------------------          --------------------------------------------------


X        _______________________________________________________________   __________________________________

X        _______________________________________________________________   __________________________________
         Signature(s) of Owner(s)                                          Date
         or Authorized Signatory
         Area Code and Telephone Number:_____________________________________________________________________

Please Print Name(s) and Address(es)
Name(s):_____________________________________________________________________________________________________


Capacity:____________________________________________________________________________________________________

Address(es):_________________________________________________________________________________________________

         ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.




                                 GUARANTEE
                 (Not to be Used for Signature Guarantees)

         The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.



----------------------------------------     ----------------------------------
      Name of Firm                                Authorized Signature

----------------------------------------     ----------------------------------
         Address                                          Title

                                             Name:
----------------------------------------           ----------------------------
        Zip Code                                       (Please Type of Print)

Area Code and Tel. No.                       Dated:
                      ------------------           ----------------------------


NOTE: DO NOT SEND THE ORIGINAL NOTES WITH THIS FORM. ORIGINAL NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.